Long-Term Investments and Variable Interest Entities	12 Months Ended
Dec. 31, 2024
Investments, Debt and Equity Securities [Abstract]
Long-Term Investments and Variable Interest Entities	LONG-TERM INVESTMENTS AND VARIABLE INTEREST ENTITIES
Long-term investments are detailed below:

	December 31, 2024	December 31, 2023
Cost-method investments	20	22
Other long-term investments	51	—
Total	71	22
Cost-method investments include a $9 million interest in DNP Photomask Europe S.p.A (“DNP”) and a $10 million investment in DustPhotonics Ltd. related to the development of SiPho technology for the RF communications business.
In December 2024, the Company participated to the initial purchase offering of InnoScience (Suzhou), which listed on the main board of the Hong Kong Stock Exchange. The Company acquired a 1.4% equity stake for a total amount of $51 million. As a publicly traded equity instrument, the InnoScience investment is measured at fair value through earnings.
In 2023, the Company and Sanan Optoelectronics jointly created Sanan ST JV. for high-volume 200mm SiC device manufacturing activities in China. The purpose of the joint venture is to support the rising demand for the Company's SiC devices for car electrification and industrial power and energy applications in China. With the creation and future operations of Sanan ST JV, the Company seeks to create a fully integrated vertical value chain aiming at serving the Chinese electrification market. Sanan Optoelectronics will build a separate 200mm SiC substrate manufacturing facility to fulfill
Sanan ST JV's needs. Sanan ST JV will produce SiC devices exclusively for the Company, using the Company's proprietary SiC manufacturing process technology and know how and serving as a dedicated foundry to support the Company's demand for Chinese customers.
The Company has identified Sanan ST JV as a VIE, primarily based on the disproportionality between its 49% equity interest rights and its economic interest and operating role in the joint venture. Indeed the significant activities of Sanan ST JV involve or are conducted on behalf of the Company as the sole customer of the joint venture. Moreover, through its key role in the successful process qualification and future manufacturing efficiency based on its SiC manufacturing process technology, the Company has the power to control the activities that most significantly impact Sanan ST JV's future economic performance. Additionally, based on the nature of the risks impacting Sanan ST JV's future economic performance, the Company will absorb the potential losses of Sanan ST JV or the right to receive benefits downstream the whole integrated SiC device value chain. Consequently, the Company has a controlling financing interest in Sanan ST JV and is the primary beneficiary of the VIE.
As the primary beneficiary of Sanan ST JV, the Company fully consolidates the VIE, with the recognition of 51% non-controlling interest. Non-controlling interest amounted to $156 million as of December 31, 2024 compared to $52 million as of December 31, 2023. This increase includes a $104 million contribution from Sanan Optoelectronics to Sanan ST JV's capital increase in 2024. No gain or loss was recognized on the initial consolidation of the VIE as no fair value measurement was required, the joint venture being a newly incorporated entity. Profit and loss reported by the VIE for the years ended December 31, 2024 and 2023 were not significant. The carrying amount of Sanan ST JV's main assets and liabilities, together with their classification in the consolidated balance sheet as of December 31, 2024 and 2023, are separately disclosed in Note 7, Note 10 and Note 17.
The joint venture agreement signed between Sanan Optoelectronics and the Company includes further capital subscriptions of both shareholders on a proportional equity interest basis. The total amount for the full build out of the joint venture will also be financed by local government support, as disclosed in Note 7, and loans to the joint venture.